SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No.___________ )

Filed by the Registrant |X|
Filed by a Party other than the Registrant |_|

Check the appropriate box:

|_|   Preliminary Proxy Statement
|_|   Confidential, for Use of the Commission Only
      (as permitted by Rule 14a-6(e)(2)
|X|   Definitive Proxy Statement
|_|   Definitive Additional Materials
|_|   Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

                           SAL TRUST PREFERRED FUND I
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

|X|   No Fee Required

|_|   Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

      1.    Title of each class of securities to which transaction applies:

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      2.    Aggregate number of securities to which transaction applies:

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      3.    Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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      4.    Proposed maximum aggregate value transaction:

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      5.    Total fee paid:

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|_|   Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration number, or the Form or Schedule and the date of its filing.

      1.    Amount previously paid:

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      2.    Form, Schedule or Registration Statement No.:

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      3.    Filing Party:

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      4.    Date Filed:

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

                           SAL TRUST PREFERRED FUND I
                       800 Shades Creek Parkway, Suite 700
                              Birmingham, AL 35209
                                 1-877-978-3763

                                ----------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD SEPTEMBER 12, 2000
                                 ---------------

      This is the formal agenda for your fund's annual shareholder meeting. It tells you the matters you will be asked to vote on and the time and place of the meeting, in case you want to attend in person.

      TO THE SHAREHOLDERS OF SAL TRUST PREFERRED FUND I:

      The annual meeting of shareholders of your fund will be held at its offices at 800 Shades Creek Parkway, Suite 700, Birmingham, Alabama, 35209 on September 12, 2000 at 10:00 a.m., Birmingham time, to consider the following:

1. To elect the three trustees of the fund, as named in the attached proxy statement, to serve on the board of trustees until their successors have been duly elected and qualified;

2. To ratify the selection of Arthur Andersen LLP as the fund's independent public accountants for the fiscal year ending December 31, 2000; and

3.    To consider any other business that may properly come before the meeting.

      YOUR TRUSTEES RECOMMEND THAT YOU VOTE IN FAVOR OF ALL THE PROPOSALS.

      Shareholders of record as of the close of business on August 4, 2000 are entitled to vote at the meeting and any related follow-up meetings.

                                    By Order of the Board of Trustees,


                                    F. Eugene Woodham,
                                    SECRETARY
                                    August 14, 2000

WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE AND RETURN THE ENCLOSED PROXY.

                           SAL TRUST PREFERRED FUND I
                       800 Shades Creek Parkway, Suite 700
                            Birmingham, Alabama 35209
                                 1-877-978-3763

                                 PROXY STATEMENT

      This proxy statement contains the information you should know before voting on the proposals summarized below.

      The fund will furnish without charge a copy of its most recent annual report and any more recent semiannual report to any shareholder upon request. Shareholders who want to obtain a copy of the fund's reports should direct all written requests to the attention of F. Eugene Woodham, at the address and telephone number listed above.

                                  INTRODUCTION

      This proxy statement is being used by the board of trustees of your fund to solicit proxies to be voted at the annual meeting of shareholders of your fund. This meeting will be held at the fund's offices at 800 Shades Creek Parkway, Suite 700, Birmingham, Alabama 35209, at 10:00 a.m., Birmingham time, on September 12, 2000, and at any adjournments of the meeting to a later date, for the purposes as set forth in the accompanying notice of annual meeting of shareholders.

      This proxy statement and the enclosed proxy card are being mailed to shareholders on or about August 14, 2000. The annual report for the fund for its most recently completed fiscal year was previously mailed to shareholders. Enclosed with this proxy statement is the fund's semi-annual report for the six month period ending June 30, 2000.

                             WHO IS ELIGIBLE TO VOTE

      Shareholders of record of the fund as of the close of business on August 4, 2000 (the "record date") are entitled to vote on all of the fund's business at the annual shareholder meeting and any adjournments thereof. Each share is entitled to one vote. Shares represented by properly executed proxies, unless revoked before or at the meeting, will be voted according to shareholder's instructions. If you sign a proxy, but do not fill in a vote, your shares will be voted in favor of each of the nominees for trustee and to approve the other proposals. If any other business comes before the annual shareholder meeting, your shares will be voted at the discretion of the persons named as proxies.

                       METHOD OF SOLICITATION AND EXPENSES

      The cost of preparing, assembling and mailing this proxy statement and the attached notice of annual meeting of shareholders and the accompanying proxy card will be borne by the fund and will be reimbursed by the three banks whose trust preferred securities make up substantially all of the fund's assets. In addition to soliciting proxies by mail, the fund may, at its expense, have one or more of the fund's officers, representatives or compensated third-party agents aid in the solicitation of proxies by personal interview or telephone and telegraph and may request brokerage houses and other custodians, nominees and fiduciaries to forward proxy soliciting material to the beneficial owners of the shares held of record by such persons.

      Persons holding shares as nominees will be reimbursed by the fund, upon request, for the reasonable expenses of mailing soliciting materials to the principals of the accounts.

                                   PROPOSAL 1

                          ELECTION OF BOARD OF TRUSTEES

      Shareholders of the fund are being asked to consider the election of three nominees to the board of trustees of the fund, James S. Holbrook, Jr., Robert M. Couch and James A. Taylor, Sr. All of the nominees for election to the fund's board currently serve as trustees for the fund but none have yet been elected by the shareholders of the fund. Each trustee will be elected to hold office until the next meeting of shareholders or until his or her successor is duly elected and qualified. Each nominee has consented to being named in this proxy statement and indicated his or her willingness to serve if elected. If any nominee should be unable to serve, an event which is not anticipated, the persons named as proxies may vote for such other person as shall be designated by the fund's board of trustees. The persons named on the accompanying proxy card intend to vote at the meeting (unless otherwise directed) for the election of the nominees named below as trustees of the fund.

Board of Trustees and Executive Officers

      The following table sets forth each (i) nominee's position(s) with the fund and (ii) each executive officer of the fund, and his or her age, address, principal occupation and employment during the past five years and any other directorship held. The table also indicates the year during which he or she first became a trustee of the fund and the number of shares of the fund beneficially owned by each nominee, directly or indirectly, on August 14, 2000.

                                                                                               Number of
                                                                                                Shares
Name, Age, Position with                        Principal Occupations and                    Beneficially
the Fund and Business Address          Other Affiliations During the Past Five Years            Owned
-----------------------------          ---------------------------------------------            -----
James S. Holbrook, Jr.(*),         Chairman of the Board and CEO of Sterne, Agee & Leach,      10,355(**)
56, Chairman of the Board,         Inc., the managing underwriter for the fund's initial
Trustee and President,             public offering, since 1990 and Co-Chairman of the Board
800 Shades Creek Parkway,          and CEO of its holding company, Sterne, Agee & Leach
Suite 700                          Group, Inc. ("SAL Group"), since SAL Group's formation in
Birmingham, Alabama 35209          1996. Mr. Holbrook serves as the Chairman of the Board
                                   for each of SAL Group's other subsidiaries, which include
                                   the investment advisor to the fund, Sterne Agee Asset
                                   Management, Inc., and the custodian of the fund, The
                                   Trust Company of Sterne, Agee & Leach, Inc. Mr. Holbrook
                                   also serves as a director for Bobby Allison Wireless
                                   Corporation.

Robert M. Couch,                   Executive Vice President of New South Bancshares, Inc.         -0-
43, Trustee,                       since 1994; President of New South Federal Savings Bank
1900 Crestwood Boulevard,          since June 1997; Director New South Federal Savings Bank
Birmingham, AL  35210              since January 1995; Vice Chairman of New South Federal
                                   Savings Bank from March 1995 until June 1997; President
                                   of Collateral Mortgage Ltd. since August 1995; and
                                   Executive Vice President of Collateral Mortgage, Ltd.
                                   from October 1993 to August 1995.

James A. Taylor, Sr.,              Chairman of the Board and Chief Executive Officer of           -0-
58, Trustee,                       The Banc Corporation, a Delaware bank holding company
17 North 20th Street,              based in Birmingham, Alabama since its incorporation in
Birmingham, Alabama  35203         April 1998; President of The Banc Corporation since its
                                   incorporation in April 1998 until November 1998;
                                   Chairman of the Board, President and Chief Executive
                                   Officer of Warrior Capital Corporation, an Alabama
                                   banking corporation from October 1997 until its merger
                                   into The Banc Corporation in September 1998; Founder,
                                   Chairman of the Board and Chief Executive Officer of
                                   Alabama National BanCorporation ("ANB"), a
                                   publicly-traded bank holding company based in
                                   Birmingham, Alabama from its incorporation in 1986
                                   until his retirement in April 1996; Chairman of the
                                   Board and Chief Executive Officer of various banks and
                                   bank holding companies that ultimately comprised ANB
                                   from 1981 until 1996. Mr. Taylor also currently serves
                                   on the Board of Directors of the American Sports
                                   Medicine Institute.

F. Eugene Woodham(*),              Chief Financial Officer of Sterne, Agee & Leach, Inc.,          -0-
48, Secretary and Treasurer,       the managing underwriter for the fund's initial public
800 Shades Creek Parkway,          offering, since 1995 and its holding company SAL Group,
Suite 125                          since SAL Group's formation in 1996. Mr. Woodham serves
Birmingham, Alabama 35209          on the Board of Directors for each of SAL Group's other
                                   subsidiaries, which include the investment advisor to
                                   the fund, Sterne Agee Asset Management, Inc., and the
                                   custodian of the fund, The Trust Company of Sterne,
                                   Agee & Leach, Inc. For the nine years prior to 1995,
                                   Mr. Woodham served in various capacities with Secor
                                   Bank, Federal Savings Bank, most recently as President
                                   and Chairman of the Board of Directors (after its
                                   acquisition by Regions Bank in 1993).

------------------

* Messrs. Holbrook and Woodham are "interested persons" of the fund within the meaning of Section 2(a)(19) of the 1940 Act.

** As of August 4, 2000, James S. Holbrook, Jr. may be deemed to beneficially own 4,000 shares held by Sterne Agee Asset Management, Inc., 3,355 shares held by Sterne, Agee & Leach, Inc. and 3,000 shares held by The Sterne, Agee & Leach Charitable Trust. As stated above, Mr. Holbrook serves as the Chairman of the Board of Sterne Agee Asset Management, Inc. and Sterne, Agee & Leach, Inc. and is the Co-Chairman of the Board and Chief Executive Officer of its holding company, Sterne, Agee & Leach Group, Inc. Also, Mr. Holbrook is a trustee of The Sterne, Agee & Leach Charitable Trust. Mr. Holbrook, however, disclaims beneficial ownership of such 10,355 shares.

      From the funds' inception on July 24, 1999 until the fiscal year ended December 31, 1999, the board of trustees held one meeting and acted once by unanimous consent. All of the current trustees and committee members then serving attended at least 75% of the meetings of the board of trustees and applicable committees, if any, held during the fiscal year ended December 31, 1999.

Audit Committee

      The audit committee consists of Messrs. Taylor and Couch, the fund's two independent trustees in accordance with Section 121(A) of the AMEX Listing Standards. The fund has adopted a written Audit Committee Charter which is attached hereto as an Appendix to this proxy statement. The functions of the audit committee include recommending independent auditors to the trustees, monitoring the independent auditors' performance including meeting with the independent auditors as necessary, reviewing the results of audits and responding to certain other matters deemed appropriate by the trustees.

      The audit committee met for the first time on March 14, 2000 after its first fiscal year end following the fund's inception. The fund's independent auditor's attended the meeting. At the meeting, the committee began implementing the new audit committee rules to be required in 2001 including (i) the discussion with the independent auditors of the matters required to be discussed by SAS 61, (ii) the provision to the audit committee of the written disclosure and letter required by Independent Standards Board Standard No. 1 and a discussion of their independence and (iii) the discussion and review of the audited financial statements with management.

Compliance with Section 16(a) of the Securities Exchange Act of 1934

      Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors, and persons who beneficially own more than 10% of the Common Stock ("Section 16 Insiders"), to file reports of ownership and changes in ownership with the Securities and Exchange Commission ("SEC").
Section 16 Insiders are required by the SEC regulations to furnish the Company with copies of all SEC forms required under Section 16(a) of the Securities Exchange Act of 1934 ("Section 16(a) Forms"). Based solely on review of the
Section 16(a) Forms as furnished to the Company, the Company believes that for the period from January 1, 1999 through December 31, 1999, all Section 16 Insiders filed their Section 16(a) Forms in a timely manner except that each of the trustees were late filing their Form 3's to report initial ownership.

Remuneration of Trustees and Officers

      The following table provides information regarding the compensation paid by the fund to the independent trustees for their services during the year ended December 31, 1999. There are no other investment companies affiliated with the fund. The fund does not pay any salary or other compensation to its officers or to its non-independent trustees.

                               COMPENSATION TABLE

                                                                          Aggregate Compensation
            Name of Person, Position                                           from the Fund
            ------------------------                                           -------------
            James S. Holbrook, Jr., President and Chairman of the Board             -0-

            James A. Taylor, Sr., Trustee .............................          $3,000(1)

            Robert M. Couch, Trustee ..................................          $3,000(1)

            F. Eugene Woodham, Treasurer and Secretary ................             -0-

---------------------
(1) The fund pays $3,000 per meeting of the board of trustees, whether in person or by teleconference, to each of the independent trustees of the fund. Messrs Taylor and Couch are each independent trustees.

Investment Adviser, Custodian and Principal Underwriter

      Sterne Agee Asset Management, Inc., whose executive offices are located at 800 Shades Creek Parkway, Suite 125, Birmingham, Alabama 35209, serves as investment adviser to the fund. The Trust Company of Sterne, Agee & Leach, Inc., 800 Shades Creek Parkway, Suite 125, Birmingham, Alabama 35209, serves as custodian for the fund. Sterne, Agee & Leach, Inc., whose executive offices are located at 800 Shades Creek Parkway, Suite 700, Birmingham, Alabama 35209 served as the principal underwriter for the fund's initial public offering on September 27, 1999.

Interested Party Transactions

      As stated above, Messrs. Holbrook and Woodham are principals of Sterne, Agee & Leach Group, Inc., the parent company for each of the fund's investment advisor, Sterne Agee Asset Management, Inc. and the fund's custodian, The Trust Company of Sterne, Agee & Leach, Inc. The fund pays Sterne Agee Asset Management, Inc. a fee for serving as investment advisor equal to .10% of the fund's net asset value as calculated each quarter which resulted in fees of $4,961 for the period from the fund's inception until December 31, 1999 and $7,171 from January 1, 2000 to June 30, 2000. The fund pays The Trust Company of Sterne, Agee & Leach, Inc. a fee for serving as custodian equal to .08% of fund's net asset value as calculated each quarter which resulted in fees of $3,969 for the period from inception to December 31, 1999 and $5,737 for the period from January 1, 2000 to June 30, 2000.

Required Vote

      In accordance with the fund's declaration of trust, the vote of a plurality of all of the shares of the fund voted at the meeting is sufficient to elect the nominees. This means that the three nominees receiving the greatest number of votes will be elected to the board.

Recommendation

      FOR THE REASONS SET FORTH ABOVE, THE TRUSTEES OF YOUR FUND UNANIMOUSLY RECOMMEND THAT SHAREHOLDERS VOTE IN FAVOR OF EACH OF THE NOMINEES.

                                   PROPOSAL 2

                          RATIFICATION OF SELECTION OF
                         INDEPENDENT PUBLIC ACCOUNTANTS

      The firm of Arthur Andersen LLP has served as your fund's independent public accountants since its inception. Audit services during the fiscal year ending December 31, 2000 will consist of examinations of the fund's financial statements and reviews of the fund's filings with the Securities and Exchange Commission.

      The fund's board of trustees, including a majority of the trustees who are not "interested persons" of the fund has selected Arthur Andersen LLP as the fund's independent public accountants for the fiscal year ending December 31, 2000. A representative of Arthur Andersen LLP is expected to be available at the meeting to make a statement if he or she desires to do so and to respond to appropriate questions. Arthur Andersen LLP has advised the fund that it has no direct or indirect financial interest in the fund.

Required Vote

      The ratification of the selection of Arthur Andersen LLP as your fund's independent public accountants for the fiscal year ending December 31, 2000 requires the affirmative vote of a majority of the fund's shares, present in person or by proxy and entitled to vote at the meeting.

Recommendation

      THE TRUSTEES OF YOUR FUND UNANIMOUSLY RECOMMEND THAT YOU VOTE FOR THE RATIFICATION OF ARTHUR ANDERSEN LLP AS YOUR FUND'S INDEPENDENT PUBLIC ACCOUNTANTS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2000.

                       INFORMATION CONCERNING THE MEETING

Outstanding Shares and Quorum

      As of the record date, 793,704 shares of beneficial interest of the fund were outstanding. Only shareholders of record as of the record date are entitled to notice of and to vote at the meeting. A majority of the outstanding shares of the fund that are entitled to vote will be considered a quorum for the transaction of business.

Ownership of Shares of the Fund

      To the knowledge of the fund, as of the record date, no persons owned of record or beneficially 5% or more of the outstanding shares of the fund as of August 4, 2000 except that Cede and Co., Box 20, Bowling Green Station, New York, NY 10004-0001, held 755,922 shares as nominee.

Shareholder Proposals

      Shareholder proposals to be presented at the next meeting of shareholders, whenever held, must be received at the fund's offices, 800 Shades Creek, Suite 700, at a reasonable time prior to the trustees' solicitation of proxies for the meeting and must comply with the requirements of Rule 14a-8 under the Exchange Act. The submission by a shareholder of a proposal for inclusion in a proxy statement does not guarantee that it will be included. The Fund currently expects to hold the next annual shareholders' meeting on or about September 12, 2001, which date is subject to change.

Shares Held in Retirement Plans

      The trustee or custodian of certain retirement plans is permitted to vote any shares held in such plans in proportion to the percentages voted by shareholders in person and by proxy, or in some cases, if necessary to obtain a quorum.

Proxies, Quorum and Voting at the Meeting

      Any shareholder who has given his or her proxy to someone has the power to revoke that proxy at any time prior to its exercise by executing a superseding proxy or by submitting a notice of revocation to the secretary of the fund. In addition, although mere attendance at the meeting will not revoke a proxy, a shareholder present at the meeting may withdraw his or her proxy and vote in person. All properly executed and unrevoked proxies received in time for the meeting will be voted in accordance with the instructions contained in the proxies. If no instruction is given, the persons named as proxies will vote the Shares represented thereby in favor of the proposals described above and will use their best judgment in connection with the transaction of such other business as may properly come before the meeting or any adjournment thereof.

      A majority of the shares entitled to vote, present in person or represented by proxy, constitutes a quorum for the transaction of business with respect to any proposal (unless otherwise noted in the proxy statement). In the event that at the time any session of the meeting is called to order a quorum is not present in person or by proxy, the persons named as proxies may vote those proxies which have been received to adjourn the shareholder meeting to a later date. In the event that a quorum is present but sufficient votes in favor of any of the proposals, including the election of the nominees to the board of trustees, have not been received, the persons named as proxies may propose one or more adjournments of the shareholder meeting to permit further solicitation of proxies with respect to such proposal. Any such adjournment will require the affirmative vote of more than one half of the shares of the fund present in person or by proxy at the session of the meeting to be adjourned. The persons named as proxies will vote those proxies which they are entitled to vote in favor of any such proposal in favor of such an adjournment and will vote those proxies required to be voted against any such proposal against any such adjournment. A shareholder vote may be taken on one or more of the proposals in the proxy statement prior to such adjournment if sufficient votes for its approval have been received and it is otherwise appropriate. Such vote will be considered final regardless of whether the meeting is adjourned to permit additional solicitation with respect to any other proposal.

      Shares of the fund represented in person or by proxy, including shares which abstain or do not vote with respect to a proposal, will be counted for purposes of determining whether there is a quorum at the meeting. Accordingly, an abstention from voting has the same effect as a vote AGAINST a proposal. However, if a broker or nominee holding shares in "street name" indicates on the proxy card that it does NOT have discretionary authority to vote on a proposal, those shares will not be considered present and entitled to vote on that proposal. Thus, a "broker non-vote" has no effect on the voting in determining whether a proposal has been adopted by 67% or more of the fund's shares present at the meeting, if more than 50% of the outstanding shares (excluding the "broker non-votes") are present or represented. However, for purposes of determining whether a proposal has been adopted by more than 50% of the outstanding shares of the fund, a "broker non-vote" has the same effect as a vote against that proposal because shares represented by a "broker non-vote" are considered to be outstanding shares.

Other Business

      While the meeting has been called to transact any business that may properly come before it, the only matters that the trustees intend to present are those matters stated in the attached notice of annual meeting of shareholders. However, if any additional matters properly come before the meeting, and on all matters incidental to the conduct of the meeting, it is the intention of the persons named in the enclosed proxy to vote the proxy in accordance with their judgment on such matters unless instructed to the contrary.

                                    Appendix

                           SAL TRUST PREFERRED FUND I
                             AUDIT COMMITTEE CHARTER

1.    The Audit Committee shall be composed entirely of independent trustees.

2.    The purposes of the Audit Committee are:

      (a) to oversee the Fund's accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain service providers;

      (b) to oversee the quality and objectivity of the Fund's financial statements and the independent audit thereof; and

      (c) to act as a liaison between the Fund's independent auditors and the full Board of Trustees.

      The function of the Audit Committee is oversight; it is the Manager's responsibility to maintain appropriate systems for accounting and internal control, and the auditor's responsibility to plan and carry out a proper audit.

3. To carry out its purposes, the Audit Committee shall have the following duties and powers:

      (a) to recommend the selection, retention or termination of an auditor and, in connection therewith, to evaluate the independence of the auditor, including whether the auditor provides any consulting services to the Manager, and to receive the auditor's specific representations as to its independence;

      (b) to meet with the Fund's independent auditors, including private meetings, as necessary (i) to review the arrangements for and scope of the annual audit and any special audits; (ii) to discuss any matters of concern relating to the Fund's financial statements, including any adjustments to such statements recommended by the auditors, or other results of said audit(s); (iii) to consider the auditor's comments with respect to the Fund's financial policies, procedures and internal accounting controls and the Manager's responses thereto; and (iv) to review the form of opinion the auditor proposes to render to the Board and shareholders;

      (c) to consider the effect upon the Fund of any changes in accounting principles or practices proposed by the Manager or the auditor;

      (d) to review the fees charged by the auditor for audit and non-audit services;

      (e) to investigate improprieties or suspected improprieties in fund operations; and

      (f) to report its activities to the full Board on a regular basis and to make such recommendations with respect to the above and other matters as the Committee may deem necessary or appropriate.

4. The Committee shall meet on a regular basis and is empowered to hold special meetings as circumstances require.

5.    The Committee shall regularly meet with the Treasurer of the Fund.

6. The Committee shall have the resources and authority appropriate to discharge its responsibilities, including the authority to retain special counsel and other experts or consultants at the expense of the Fund.

7. The Committee shall review this Charter at least annually and recommend any changes to the full Board of Trustees.

                           SAL TRUST PREFERRED FUND I

                      PROXY FOR THE MEETING OF SHAREHOLDERS
                          To be held September 12, 2000

I (we), having received notice of the meeting and management's proxy statement therefor, and revoking all prior proxies, hereby appoint James S. Holbrook, Jr. and F. Eugene Woodham, and each of them, my (our) attorneys (with full power of substitution in them and each of them) for and in my (our) name(s) to attend the meeting of shareholders of my (our) fund to be held on Tuesday, September 12, 2000, at 10:00 a.m. (Birmingham time) at the offices of the fund, 800 Shades Creek Parkway, Suite 700, Birmingham, Alabama 35209 and any adjourned session or sessions thereof, and there to vote and act upon the following matters (as more fully described in the accompanying proxy statement) in respect of all shares of the fund which I (we) will be entitled to vote or act upon, with all the powers I (we) would possess if personally present.

      IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

      THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR BOTH PROPOSALS.

      NOTE: In signing, please write name(s) exactly as appearing hereon. Then signing as attorney, executor, administrator or other fiduciary, please give your full title as such. Joint owners should each sign personally

                ____________________________________________
                Signature

                ____________________________________________
                Signature(s)

                Date:_______________________,2000

      THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF YOUR FUND AND SHOULD BE RETURNED AS SOON AS POSSIBLE IN THE ENVELOPE PROVIDED. THE BOARD RECOMMENDS THAT YOU VOTE IN FAVOR OF THE FOLLOWING:

Proposal 1. To elect Trustees. The nominees for Trustees are:

        01  James S. Holbrook, Jr.
        02  James A. Taylor, Sr.
        03  Robert M. Couch

          |_| FOR ALL    |_| WITHHOLD ALL    |_| FOR ALL EXCEPT(as marked below)

To withhold authority to vote for one or more or the nominees, write the name(s) of the nominee(s) on the line below:

                           __________________________


                           __________________________

Proposal 2. To ratify the selection of Arthur Anderson LLP as the fund's independent public accountants for the fiscal year ending December 31, 2000.

          |_| FOR        |_| AGAINST         |_| ABSTAIN